EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES - OXLEY ACT OF 2002

In connection with the Annual Report of Yongye Biotechnology International, Inc., a Nevada corporation (the “Company”), on Form 10-K for the year ended February 29, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Chief Financial Officer, Secretary and Treasurer, hereby certifies pursuant to 18 U.S.C. Sec.1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the undersigned’s knowledge:

(1) the Report of the Company filed today fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. .

By:	/s/ Vini Dharmawan
Name:	Vini Dharmawan
Title:	Chief Financial Officer, Secretary and Treasurer

Dated:	May 27, 2008